EXHIBIT 10.1
AMENDMENT TO LETTER AGREEMENT
December 14, 2009

Digital Angel Corporation 490 Villaume Avenue South St. Paul, MN 55075 Attention: President
Re: Amendment to Prepayment Schedule in November 5, 2009 Letter Agreement
Ladies and Gentlemen:
Reference is made to the November 5, 2009 Letter Agreement (the “Letter Agreement”) entered into among the signatories to this Amendment to Letter Agreement (this “Amendment”). All defined terms used herein that are not defined shall have the meanings given to them in the Letter Agreement.
Reference is also made to the August 31, 2007 Security Agreement (and ancillary agreements) between Destron Fearing Corporation (f/k/a/ Digital Angel Corporation) (“DFC”) and certain of the Laurus/Kallina Related Parties (the “Revolver”).
On November 20, 2009, the Company (and certain subsidiaries) completed the McMurdo Sale Transaction pursuant to the terms of an Amended Sale Agreement. As a result of the final transaction structure, trade payable balances and timing of payments, and increases in operating requirements of Signature Industries, the Company did not receive the expected proceeds from the transaction at closing, which proceeds were intended for payment to the Laurus/Kallina Related Parties under the Letter Agreement.
The parties hereto wish to amend the Letter Agreement and otherwise agree as follows:
(a) The payment schedule set forth in paragraph (a) on page 2 of the Letter Agreement shall be modified as follows:
(i) Upon execution of this Amendment, the Company shall pay to the Laurus/Kallina Related Parties, and the Laurus/Kallina Related Parties will accept from the Company, in partial satisfaction of the Existing Debt Obligations (as determined prior to application of payment of the Deferred Monthly Amount) the amount of $3,000,000 in cash (“Partial Prepayment”). The Company hereby agrees that the Partial Prepayment shall be paid by the Company and/or its designee to the Laurus/Kallina Related Parties on the date hereof as follows: $3,000,000, less the November 2009 principal payment of $208,333 already paid, (i.e. $2,791,667) in cash by wire transfer to the account set forth on Exhibit A to this Amendment. A portion of the required Partial Prepayment may be satisfied by DFC on behalf of the Company as follows: DFC by its signature below hereby requests a borrowing of $1,400,000 under the Revolver (subject to unfunded borrowing base availability as existing on the date of this Amendment) which borrowed amount DFC instructs the Laurus/Kallina Related Parties to pay in cash by wire transfer to the account set forth on Exhibit A to this Amendment on behalf of the Company and to apply such paid amount against the Partial Payment. The Company and affiliated companies signing below (the “Company Entities”) hereby authorize the Laurus/Kallina Related Parties to apply all payments made pursuant to this subsection (i) against the scheduled amortizing principal payments under the Existing Debt Obligations in inverse order of maturity; provided that, notwithstanding the foregoing, the payments made pursuant to this subsection (i) may also be applied against the principal portion of the outstanding Monthly Amounts due under the Notes in December 2009 and January 2010. The Company hereby agrees to make all payments of interest and principal under the Existing Debt Obligations (and otherwise) per the terms of the Existing Agreements, including, without limitation unless otherwise expressly modified herein.

(ii) In addition to the payments described above in subsection (i), the Company hereby agrees that within three (3) days after execution of this Amendment, the Company shall pay the Deferral Payment to the Laurus/Kallina Related Parties in the form of cash payment or common stock of the Company with an aggregate value of $800,000, calculated and issued in accordance with the terms of the November 26, 2008 Letter Agreement among the parties;
(iii) The Company hereby agrees that on or before February 1, 2010, the Company shall pay to the Laurus/Kallina Related Parties, and the Laurus/Kallina Related Parties will accept from the Company, all remaining outstanding amounts in respect of the remaining Existing Debt Obligations (upon payment per paragraphs (i) and (ii) above, the total remaining Existing Debt Obligations which are then owing by the Company.
(b) Paragraph (b) on page 2 of the Letter Agreement shall have no further effect, the Company having paid such November Monthly Amounts subsequent to execution of the Letter Agreement.
(c) Upon execution of this Amendment, the Laurus/Kallina Related Parties agree to immediately resume funding under the Revolver in accordance with the terms thereof.
(d) As of the date of this Amendment and after giving full force and effect to this Amendment, each of the Laurus/Kallina Related Parties (and their affiliates) hereby confirms that no known default or known breach by the Company Entities under the Existing Agreements or the Revolver has occurred prior to or exists as of the date hereof. For the avoidance of doubt, this Amendment and the Letter Agreement shall be deemed to be Related Agreements and Ancillary Agreements as defined in the Existing Agreements and any failure by the Company or its designees to make any of the payments described in Section (a) above when due shall be deemed to be a payment event of default under and as described in the Existing Agreements. Each of the Company Entities hereby confirms and agrees that no default or breach by the Laurus/Kallina Related Parties under the Existing Documents or the Revolver has occurred prior to or exists as of the date hereof.

(e) The Company Entities hereby each represents and warrants to the Laurus/Kallina Related Parties that: (i) the Existing Agreements (and each Related Agreement as defined therein) and the Revolver (and each Ancillary Agreement as defined therein) shall remain in full force and effect, and are hereby ratified and confirmed; (ii) no breach or default of any of its/their obligations under the terms of the Existing Agreements or the Revolver or any other agreements between any of the Laurus/Kallina Related Parties and the Company Entities exists as of the date hereof after giving effect to the Amendment and (iii) each of the Company Entities has the corporate power and authority to execute and deliver this Amendment; (iv) all corporate action on the part of each of the Company Entities (including their respective officers and directors) necessary for the authorization of this Amendment, the performance of all obligations of the undersigned hereunder has been taken; and (v) this Amendment, when executed and delivered and, to the extent it is a party thereto, will be valid and binding obligations of the Company Entities. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Laurus/Kallina Related Party, nor constitute a waiver of any provision of any of the Letter Agreement or Existing Agreements, except as specifically provided herein. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
(f) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
[SIGNATURE PAGES FOLLOW]

Very truly yours,

LAURUS MASTER FUND, LTD. (In Liquidation)

By:	Laurus Capital Management, LLC, its investment manager

By: /s/ Scott Bluestein
Name:Scott Bluestein
Title: Authorized Signatory

KALLINA CORPORATION

By:	Laurus Capital Management, LLC, its investment manager

By: /s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

VALENS U.S. SPV I, LLC VALENS OFFSHORE SPV I, LTD. VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its investment manager

By: /s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

LV ADMINISTRATIVE SERVICES, INC., as Agent

By: /s/ Scott Bluestein
Name:Scott Bluestein
Title: Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By:	PSource Capital Limited, its investment consultant

By: /s/ Charles Lewis
Name: Charles Lewis
Title: Authorized Signatory

CONSENTED AND AGREED TO:

DIGITAL ANGEL CORPORATION (f/k/a Applied Digital Solutions, Inc.)

By:	/s/ Joseph J. Grillo
Name: Joseph J. Grillo Title: President

DESTRON FEARING CORPORATION (f/k/a Digital Angel Corporation)

By:	/s/ Joseph J. Grillo
Name: Joseph J. Grillo Title: President

DIGITAL ANGEL TECHNOLOGY CORPORATION

By:	/s/ Joseph J. Grillo
Name: Joseph J. Grillo Title: President

DIGITAL ANGEL INTERNATIONAL, INC.

By:	/s/ Joseph J. Grillo
Name: Joseph J. Grillo Title: President

FEARING MANUFACTURING CO. INC.

By:	/s/ Joseph J. Grillo
Name: Joseph J. Grillo Title: President

FLORIDA DECISION CORPORATION (f/k/a Pacific Decision Sciences Corporation)

By:	/s/ Joseph J. Grillo
Name: Joseph J. Grillo Title: President

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